[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT, EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [* * * *], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

PRODUCT MANUFACTURING AND LICENSE AGREEMENT

This Product Manufacturing and License Agreement (the “Agreement”) is entered into as of this 31 day of January, 2012 (the “Effective Date”) by and between Skinny Nutritional Corp., a Nevada corporation with principal offices at 3 Bala Plaza East, Bala Cynwyd, Pennsylvania 19004 (“Skinny”) and Cliffstar LLC, a Delaware limited liability company, with principal place of business located at 5519 W. Idlewild Ave., Tampa, Florida 33634 and its parent corporation and affiliates (“Manufacturer”).

Whereas, Skinny has developed a product line of beverages, including non-carbonated, shelf-stable, zero calorie, zero sugar, zero sodium and zero preservatives drink products; and

Whereas, Manufacturer is in the business of developing, manufacturing and distributing carbonated and non-carbonated drink products for sale under Manufacturer’s own brands and/or as a private label manufacturer for third parties; and

Whereas, Skinny desires to have Manufacturer produce and distribute Skinny products which have been developed by Skinny as of the Effective Date and also to develop, produce and distribute new products on behalf of Skinny (both such existing products and new products being hereinafter referred to as the “Products”), as provided in this Agreement; and

Whereas, Manufacturer desires to obtain the necessary rights and licenses to otherwise manufacture and sell the Products as provided in this Agreement; and

Whereas, Skinny is the sole and exclusive owner of the “Skinny Water®” trademark as well as other statutory and common law trademarks, including without limitation the trademarks set forth in Schedule A, that, among other things, identify and distinguish the Products and which are used in the Product’s advertising, marketing and sale (collectively, the “Trademarks”).

Now therefore, in consideration of the premises and the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Term and Termination.

(a) Term. This Agreement and the licenses granted herein shall take effect as of the Effective Date set forth above and shall continue unless otherwise terminated in accordance with the provisions of Sections 1(b) through 1(g), or until such time that either party may provide thirty-six (36) months’ prior written notice of the termination of this Agreement without cause.

(b) Termination by Skinny for Material Breach. Skinny shall have the right to terminate this Agreement immediately, by providing written notice of termination, at any time during the Term, upon a Material Breach by Manufacturer as provided in Section 9 below. In the event of such termination by Skinny for Manufacturer’s Material Breach, Manufacturer shall, upon receiving written notice from Skinny, sell to Skinny and Skinny shall be obligated to purchase (i) any Concentrate (as defined in Section 4(a) below) which has been [*****] by [*****] but not [*****], at [*****], and (ii) all finished Products then remaining in Manufacturer’s possession or control, at the [*****] between [*****].

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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT, EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [* * * *], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

(c) Termination by Skinny for Default. Skinny shall have the right to terminate this Agreement in the event Manufacturer fails to observe one or more of the terms, covenants or conditions of this Agreement (a “Default”), and fails to remedy such Default within [*****] [*****] of Manufacturer’s receipt of written notice from Skinny which sets forth in reasonable detail the basis for the Default, it being understood and agreed by the parties that such remedy period shall not apply to any termination by Skinny for a Material Breach by Manufacturer pursuant to Section 1(a) above. In the event of such termination by Skinny for Manufacturer’s Default, Manufacturer shall, upon receiving written notice from Skinny, sell to Skinny, and Skinny shall be obligated to purchase (i) any Concentrate which has been [*****]but not [*****], at [*****], and (ii) all finished Products then remaining in Manufacturer’s possession or control, at the [*****] between [*****].

(d) Termination by Skinny Upon Imminent Danger. Skinny shall have the right to terminate this Agreement immediately, by providing written notice of termination, at any time during the Term, upon the occurrence of any event, activity, circumstance or action caused by Manufacturer that, in Skinny’s reasonable judgment, constitutes an imminent danger to the health and safety of the public. In the event of any termination of this Agreement pursuant to this Section 1(d), Manufacturer may dispose of or sell any Product that is [*****] during a [*****] period following the effective date of termination, provided that such Product and its sale comply with the terms of this Agreement;

(e) Termination by Manufacturer for Default. Manufacturer shall have the right to terminate this Agreement in the event of a Default by Skinny and Skinny fails to remedy such Default within [*****] of Skinny’s receipt of written notice from Manufacturer which sets forth in reasonable detail the basis for the Default, it being understood and agreed by the parties that such remedy period shall not apply to any termination by Manufacturer for a Default in respect to the [*****] to Manufacturer pursuant to this Agreement or a breach by Skinny of any of the provisions of Section 12 hereof, which may be grounds for immediate termination for Default without a right for Skinny to cure. In the event of such termination by Manufacturer for Skinny’s Default, Skinny shall, upon receiving written notice from Manufacturer, purchase from Manufacturer, and Manufacturer shall be obligated to sell (i) any Concentrate which has been [*****] by [*****] but not [*****], at [*****], and (ii) all finished Products then remaining in Manufacturer’s possession or control, at the [*****]between [*****].

(f) Termination by Manufacturer Upon Imminent Danger. Manufacturer shall have the right to terminate this Agreement immediately, by providing written notice of termination, at any time during the Term, upon the occurrence of any event, activity, circumstance or action caused by Skinny that, in Manufacturer’s reasonable judgment, constitutes an imminent danger to the health and safety of the public. In the event of any termination of this Agreement pursuant to this Section 1(f) Skinny shall, upon receiving written notice from Manufacturer, purchase from Manufacturer, and Manufacturer shall be obligated to sell (i) any Concentrate which has been [*****] by [*****] but not [*****], at [*****], and (ii) all finished Products then remaining in Manufacturer’s possession or control, at the [*****] between [*****].

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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT, EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [* * * *], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

(g) Termination Upon Bankruptcy. Either party may terminate this Agreement immediately in the event the other party enters composition, private arrangement or bankruptcy proceedings, or becomes insolvent due to its inability to pay its debts as they become due; or a receiver or liquidator, whether permanent or temporary, for all or substantially all of its property, is appointed by any court; or such party makes a general assignment for the benefit of its creditors; or a voluntary or involuntary petition under applicable bankruptcy laws are filed with respect to such party. In the event of any termination of this Agreement pursuant to this Section 1(g), Manufacturer may dispose of or sell any Product that is [*****] during a [*****] period following the effective date of termination, provided that such Product and its sale comply with the terms of this Agreement.

(h) Sale of Products Upon Expiration. Manufacturer may dispose of or sell any Product that is then on-hand during a ninety (90) day period following the effective date of expiration of this Agreement at the end of the Term, provided that such Product and its sale comply with the terms of this Agreement.

(i) Unsafe Products. Notwithstanding any provision of this Section 1, neither shall Manufacturer have any right to sell or distribute in any manner, nor shall Skinny have any obligation to purchase from Manufacturer other than as set forth in Section 1(f) above, upon a termination of this Agreement pursuant to the provisions of Section 1(b), Section 1(c) or Section 1(d) above, any Product which is or has been proven by a third party in any complaint or action filed with any court or governmental regulatory agency with jurisdiction to be (i) adulterated or misbranded within the meaning of or in violation of any disclosure or warning required under the Federal Food, Drug, and Cosmetic Act (the “FFD&C Act”), or any other substantially similar and applicable law or ordinance, (ii) article which may not, under the provisions of the FFD&C Act, or any other substantially similar and applicable law or ordinance, be introduced into domestic or international commerce, or (iii) not in compliance with any applicable federal, state or local law, regulation or ordinance in effect at the time of production.

2.	Effect of Termination.

(a) Discontinuation of Manufacturing. Upon termination of this Agreement (or upon cancellation of the authorization of any Product, and in such case only with respect to such Product), Manufacturer shall not thereafter prepare, package, distribute or sell the Product or make use of any of the Trademarks, cases, closures, labels or packaging materials used or intended for use by Manufacturer solely in connection with the preparation, packaging, distribution and sale of the Product, and Manufacturer shall not thereafter hold forth in any manner whatsoever that Manufacturer has any connection with Skinny, the Product or the Trademarks, except as expressly provided in this Agreement.

(b) No Compensation. Manufacturer shall not be entitled to any compensation upon termination or expiration of this Agreement for any reason, including without limitation for goodwill or the creation of a customer base in the Territory. Manufacturer acknowledges that any goodwill generated through its sales efforts and other activities hereunder shall belong to Skinny and that, upon termination, Manufacturer shall be deemed to be fully compensated for any such goodwill on or before the date of this Agreement.

3.	License, Trademarks and Territory.

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(a) Trademark License. Subject to the terms and conditions of this Agreement, Skinny hereby grants to Manufacturer and Manufacturer hereby accepts an exclusive, non-transferable, limited right and license to use the Trademarks listed in Schedule A (and/or such other Trademarks as may be permitted by Skinny in writing), including the right to sub-license, under the terms and conditions set forth in this Agreement solely upon and in connection with the development, production, processing, packaging, storage, distribution, and sale of the Products. Further, Skinny expressly agrees that it shall not, during the Term, use any of the Trademarks in connection with any products manufactured directly by Skinny (or any successor in interest to Skinny) for sale or distribution within the Territory. The License granted herein shall be limited to use by Manufacturer solely in the territory set forth in Schedule B (the “Territory”), as the same may be amended from time to time in writing duly executed by each of the parties. Upon a change in the applicable law of any governmental jurisdiction within the Territory that, in Skinny’s reasonable judgment as supported by an opinion of Skinny’s legal counsel, adversely affects Skinny’s Trademarks or other proprietary rights, Skinny shall have the right to remove such jurisdiction from the Territory upon written notice to Manufacturer. If Skinny desires to distribute Products outside of the Territory, Skinny agrees that Manufacturer shall have a right of first refusal to negotiate in good faith such amendments or other modifications to this Agreement as may be necessary or appropriate for Manufacturer to produce and/or distribute Products in such additional location(s). Manufacturer acknowledges and agrees that it is prohibited from, directly or indirectly:

(i) using or exploiting, or allowing any third party to use or exploit, any of the Trademarks outside of the Territory;

(ii) selling or distributing, or allowing any third party to sell or distribute on its behalf, any Product outside of the Territory, provided, however, that Manufacturer shall not be responsible for any trans-shipment of any Product by any purchaser of Product;

(iii) granting the right to any third party, including but not limited to any wholesalers or distributors, to transfer, sell, distribute and/or ship for resale any Product outside of the Territory; and

(iv) granting any third party the right to further sub-license the Trademarks.

(b) No Other Licenses. (i) Except for the express grants of license herein, Skinny retains all right, title and interest in and to the Trademarks and all intellectual property and other proprietary rights associated therewith. Nothing in this Agreement shall be construed as a sale or other conveyance of the Trademarks or any other intellectual property rights of Skinny and no implied license is granted hereunder. Manufacturer acknowledges and agrees that the Trademarks and all rights incident thereto, including any goodwill created by Manufacturer’s use of the Trademarks, are owned and shall accrue to the benefit of and belong exclusively to Skinny. Nothing herein shall give Manufacturer any interest in the Trademarks or the goodwill attached thereto or in any label, design, container or visual representation thereof.

(ii) Manufacturer agrees that it shall not, directly or indirectly: (A) register or attempt to register any of the Trademarks or any confusingly similar trademark or service mark in any jurisdiction; or (B) use any of the Trademarks, the name “Skinny Water” or other trademark confusingly similar thereto, either in its corporate name or the corporate name of any subsidiary or affiliate, or in any of its proprietary products.

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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT, EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [* * * *], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

(iii) Manufacturer disclaims any present or future right, title, or interest in all of the Trademarks (other than the express grant of rights contained herein) and agrees to refrain from contesting the validity of any of the Trademarks within the Territory or elsewhere.

(iv) Manufacturer agrees to reasonably assist Skinny, at Skinny’s sole cost and expense, including reimbursement of attorney’s fees incurred by Manufacturer, in securing any and all protection which Skinny pursues for any of the Trademarks in the Territory.

(v) Manufacturer shall promptly notify Skinny in writing of any suspected or actual infringement of any of the Trademarks in the Territory by any third party of which Manufacturer becomes aware. Skinny shall have the sole and exclusive right to: (A) determine whether or not any action shall be taken with respect to any suspected or actual infringement of any of the Trademarks; (B) sue for infringement; and (C) recover and retain any and all damages. Manufacturer shall cooperate with Skinny as Skinny may reasonably request, at Skinny’s sole cost and expense, including reimbursement of attorney’s fees incurred by Manufacturer, in the investigation, prosecution, negotiation, and settlement of any claims or controversies relative to infringement of the Trademarks.

(c) Products Outside of Territory. In the event any Product prepared, packaged, distributed or sold by Manufacturer is found outside the Territory, Skinny shall provide Manufacturer with written notice of such potential nonconformance with this Agreement. If such Products were distributed or sold by Manufacturer outside of the Territory, Manufacturer shall have [*****] to remedy such situation to Skinny’s reasonable satisfaction. In the event Manufacturer fails to make commercially reasonable efforts to remedy such nonconformance to Skinny’s reasonable satisfaction within such [*****] period, then in addition to all other remedies available to Skinny in law or equity Skinny shall have the right to:

(i) cancel forthwith Manufacturer’s authorization to sell, manufacture, market or distribute any Product found outside the Territory; and/or

(ii) purchase any Product prepared, packaged, distributed or sold by Manufacturer which is found outside the Territory, and Manufacturer shall, in addition to any other obligation it may have under this Agreement, reimburse Skinny for Skinny's reasonable and direct costs of purchasing, transporting, and/or destroying such Product.

Notwithstanding the foregoing, Skinny acknowledges and agrees that Manufacturer shall not be responsible for any trans-shipment of any Product by any purchaser or distributor thereof to any location outside of the Territory and that if Manufacturer provides reasonable documentation of the sale or delivery of any Product to any purchaser location within the Territory, no breach of this Agreement shall be deemed to have occurred and Manufacturer shall have no obligation to remedy such situation.

(d) Development of Formulas. Skinny expressly represents and warrants to Manufacturer that there are no agreements between Skinny and any third party which would prohibit or restrict the development or creation by Manufacturer of Products and/or Product flavors which match the flavors and/or formulas and ingredients of any Product, to the extent not owned by Skinny, including without limitation any agreement with [*****] with respect to [*****] currently used to manufacture Products for Skinny

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(e) Use of Trademarks Outside the Territory. This Agreement and the licenses granted to Manufacturer herein shall not in any way prevent or limit Skinny from directly using the Trademarks, or manufacturing, distributing, producing, processing, storing or selling the Products, or any other product, outside the Territory.

4.	Ingredients, Containers, Packaging.

(a) Ingredients; Concentrates. The parties acknowledge that as of the Effective Date of this Agreement, Skinny provides all ingredients to Manufacturer for Manufacturer’s production of the Products which it produces for Skinny as of the Effective Date. The parties intend for Manufacturer to become responsible for sourcing, purchasing, maintaining inventory and otherwise providing all ingredients required for the manufacture of the Products following a transition period after the Effective Date of this Agreement. For purposes of this Agreement, the term “Concentrate” shall mean the flavor concentrate for the applicable Product [*****] by [*****] pursuant to this Agreement, regardless of whether such [*****]is [*****] from Skinny or a third party, or is [*****] by [*****] for use in the manufacture of Products. Until such time as [*****] can [*****] and [*****] such [*****],[*****] will [*****] from [*****], which supplies the [*****] for the Products existing as of the Effective Date. Until such time as Manufacturer is prepared to source directly any or all other ingredients of the Products, Manufacturer will continue to obtain such ingredients from Skinny. If Manufacturer elects to [*****] for any Product, as between Manufacturer and Skinny, Manufacturer agrees that Skinny shall own the rights in the formulae for such [*****]. Pursuant to the provisions of Section 11 below, each party will be responsible for any defect, contamination, adulteration or other failure of an ingredient which is purchased by the party and which ingredient is used in the production of a Product.

(b) Containers. Skinny will source the Product containers for those Products which are produced by Manufacturer, at Skinny’s sole expense, from Zuckerman Honickman or such other bottle supplier as Manufacturer may reasonably approve, provided that all Product containers sourced by Skinny shall be compatible with the production facilities and capabilities of Manufacturer. Manufacturer will provide closures for such Product containers. If desired by Manufacturer, Skinny agrees to work cooperatively in a commercially reasonable manner with Manufacturer to develop Product containers which can be produced directly by Manufacturer for new Products which are developed by Manufacturer after the Effective Date.

(c) Packaging. (i) The parties acknowledge that as of the Effective Date of this Agreement, Skinny provides all packaging materials to Manufacturer for Manufacturer’s production of the Products which it produces for Skinny as of the Effective Date. The parties intend for Manufacturer to become responsible for providing all packaging materials, including but not limited to labels, necessary for the production and shipment of the Products following a transition period following the Effective Date of this Agreement. Until such time as Manufacturer is prepared to source directly any or all packaging materials for the Products, Manufacturer will continue to obtain such packaging materials from Skinny. As to all labels and/or other packaging materials provided by Manufacturer, Manufacturer shall provide to Skinny and Skinny shall, within a commercially reasonable time which shall not exceed [*****], approve or provide required modifications to any and all labels and other packaging materials which include any of the Trademarks. Subject to the terms and conditions of this Agreement, all Product produced, sold or distributed by Manufacturer shall: (A) bear the SKINNY WATER® trademark and/or any other Trademark(s) expressly authorized by Skinny; and (B) comply with any and all applicable labeling requirements required by Skinny and/or the governing laws of the Territory with respect to content and presentation.

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(ii) Manufacturer, recognizing the importance of identifying the manufacturing source of each Product in the market, agrees to use unique identification codes that comply with the requirements of applicable laws on all Product and packaging materials for the Product.

(iii) Manufacturer shall not attach any trademark to any Product other than the Trademark(s) authorized by Skinny under this Agreement. For avoidance of doubt, Manufacturer’s corporate name may also be, or be an element of, a trademark, and that corporate name may be included on the packaging and/or label for the product as required herein, or under applicable laws.

(iv) Manufacturer shall maintain at all times a commercially reasonable supply of stock of packaging, labels and other essential related materials bearing the Trademarks licensed under this Agreement and approved by Skinny;

(v) Manufacturer, recognizing the important benefit to itself, Skinny and Skinny’s other distributors of a uniform external appearance of the Product and the materials used for the Product, agrees to accept and apply upon reasonable advance notice by Skinny to Manufacturer the standards adopted and issued from time to time by Skinny for the design and decoration of the Product cases, cartons, and other materials and equipment used in the distribution and sale of any Product. Skinny will pay for, or reimburse Manufacturer for, its costs in implementing such changes requested by Skinny.

(vi) In order for Skinny to ensure that all Products sold, marketed or distributed under the Trademarks by Manufacturer conform to Skinny’s quality standards, Manufacturer shall only apply the labels approved by Skinny for the Product, packaging, closures, cases, cartons and other materials and equipment used in the distribution and sale of any Product. Manufacturer shall not modify or alter the Skinny-approved labels in any way without first obtaining Skinny’s prior written consent, which will not be unreasonably withheld or delayed. In no event shall Manufacturer use any labels or packaging materials that have not been first approved by Skinny. Upon any revision, amendment or other change in the Trademarks, packaging or labels which may be required by Skinny pursuant to this Section 4 or in order to comply with applicable laws, rules and/or regulations, if Manufacturer is otherwise unable to use such materials in connection with other products Manufacturer manufactures: (A) Skinny shall purchase from Manufacturer, at [*****] of any kind upon Manufacturer’s presentation to Skinny of reasonable documentation of such costs, the commercially reasonable stock of labels and packaging materials which are maintained by Manufacturer that need to be revised as a result of Skinny’s requested changes, and (B) Skinny will pay for, or reimburse, Manufacturer for its costs in implementing such changes requested by Skinny.

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5.	Quality Assurance, Quality Control.

(a) All Products shall be produced in those production plants set forth on Schedule C, as amended from time to time to add additional production plants as may be determined in the sole discretion of Manufacturer.

(b) Manufacturer agrees, represents and warrants that: (i) the production plants set forth on Schedule C are owned, leased and/or controlled solely by Manufacturer, (ii) its production plant, machinery, equipment, distribution and vending facilities are in compliance with all applicable and material governmental and administrative requirements, (iii) all Products shall be merchantable, of commercially acceptable quality and fit for their intended use, and (iv) all Products shall be produced, blended, stored, packaged, and shipped only in accordance with this Agreement.

(c) In order for Skinny to ensure that all Products sold, marketed or distributed under the Trademarks by Manufacturer conform to Skinny’s quality standards, Manufacturer shall:

(i) furnish samples of the initial production run of such Products, as well as all related material inputs, components, labels and packaging to Skinny for Skinny’s prior written review and approval before Manufacturer begins selling or distributing any Products;

(ii) undertake any corrective measures specified by Skinny in response thereto (including but not limited to furnishing samples of Products and any related inputs) if Skinny reasonably determines there is a quality control or product safety issue;

(iii) perform, at Manufacturer’s sole cost and expense, Manufacturer’s standard quality control testing for beverages such as the Products and, at Skinny’s sole cost and expense, any other quality control testing reasonably requested by Skinny, on all batches of finished Products manufactured, sold or distributed, or to be sold or distributed, by Manufacturer; and

(iv) permit Skinny, in its sole discretion and at its sole cost and expense, to send one or more employees or authorized representatives, at any time upon reasonable advance notice during regular business hours, periodically to inspect:

(A) the Manufacturer’s facility(ies) as listed on Schedule C;

(B) representative samples of the Products sold or distributed, or which Manufacturer proposes to be sold or distributed, that bears any of the Trademarks;

(C) the methods, material inputs, components, and equipment used to manufacture, distribute or sell Products. For purposes of conducting any such inspection, Skinny and/or its agents and representatives shall be granted reasonable and necessary access during normal business hours to Manufacturer’s manufacturing plants, facilities and warehouses which are used in the production of the Products, solely for the purpose of conducting such inspection.

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(d) In the event Skinny determines the existence of quality or technical problems or difficulties with any Product or any container produced directly by Manufacturer used for such Product or if in Skinny’s reasonable judgment, any Product container produced directly by Manufacturer is of an inferior quality, appearance and/or style, Skinny shall immediately notify Manufacturer of the existence of the specific quality or technical problem or difficulty and Skinny shall then have the right, immediately and at its sole option, to directly or indirectly withdraw such Product from the market. Manufacturer, upon receipt of notice from Skinny of such recall or withdrawal, shall immediately cease distribution of such Product. If so directed by Skinny, the Manufacturer shall recall and reacquire the Product involved from any purchaser and shall take such other commercially reasonable action as may be requested by Skinny in connection therewith. Notwithstanding any notice obligations contained in this Agreement, Skinny shall have the right to notify Manufacturer in person, by telephone, facsimile or email or through any other form of immediate communication in connection with Skinny’s actions under this Section 5(d). In the event any recall or withdrawal is caused by the Manufacturer’s failure to comply with this Agreement or any of the instructions, quality control procedures or specifications for the preparation, packaging, labeling, storage, transport, distribution or sale of the Product involved to the extent not mandated by Skinny, Manufacturer shall bear the total expense of such recall or withdrawal and reimburse Skinny for Skinny’s reasonable out-of-pocket expenses directly related to such recall or withdrawal, including without limitation the cost of removal, transportation and/or disposal of such recalled or withdrawn Products. In the event any recall or withdrawal is caused other than by Manufacturer’s failure to comply with this Agreement or any of the instructions, quality control procedures or specifications for the preparation, packaging, labeling, storage, transport, distribution or sale of the Product involved to the extent not mandated by Skinny, then the parties will seek to mutually agree, in good faith, as to responsibility for costs of such recall or withdrawal. In the event Manufacturer deems it reasonably necessary or is otherwise required by law, rule, regulation or order to conduct a recall or commercial withdrawal of any Product, and notwithstanding any notice obligations contained in this Agreement, Manufacturer shall first (i) promptly notify Skinny of the nature and reason for such recall or withdrawal and of any planned actions in person, by telephone, facsimile or email or through any other form of immediate communication, and (ii) obtain Skinny’s written consent, which shall not be unreasonable withheld, delayed or conditioned, prior to distributing any press release or other public or regulatory communication or announcement concerning such recall or withdrawal.

6. Product Promotion and Marketing. Skinny shall be solely responsible for all marketing, promotion, customer relations (except and to the extent specifically provided in Section 7(a) below) and other activities related to the sale of the Products. Manufacturer shall not be obligated to pay for or otherwise contribute in any way to any such marketing activities unless agreed upon in advance in writing signed by both Skinny and Manufacturer. Skinny’s [*****] for the period ending [*****], which is based at least in part on Skinny’s actual Product sales for its [*****], is attached to this Agreement as Schedule D. Skinny acknowledges that Manufacturer will [*****]as the basis for [*****] of the ingredients, packaging materials as well as production scheduling. Skinny agrees that it will promptly notify Manufacturer, in writing, if Skinny [*****].

7.	Product Distribution.

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(a) [*****]. The parties acknowledge and agree that one of the [*****] is to [*****] the sale of [*****] and that as of the date of this Agreement, [*****]. Therefore, the parties agree that [*****] shall sell [*****] to [*****] as the [*****] solely for the purposes of and subject to the conditions set forth in this Agreement. In connection with Wal-Mart sales only (unless the parties otherwise expressly agree in writing) Manufacturer shall be responsible for the delivery of Products (which [*****]), invoicing and collection of receivables from Wal-Mart. Manufacturer shall, upon receipt of payment from [*****], pay to Skinny the amounts shown on Schedule E as royalties on Product sales to Wal-Mart. In connection with sales of Product to [*****], Manufacturer shall also be responsible for (i) obtaining [*****] for Product sales to [*****], and (ii) using commercially reasonable efforts to maintain sufficient supplies of only those ingredients and packaging materials which Manufacturer is responsible to supply in order to manufacture and deliver Products for [*****] in accordance with [*****].

(b) Other Distribution Channels. The parties acknowledge that Manufacturer has been producing Products for Skinny prior to the Effective Date of this Agreement for purchase by Skinny and distribution through Skinny’s network of distributors. Consistent with past practices, except for [*****], Skinny will be responsible for all other distribution and sales of Products at its sole cost and expense, provided, however, that upon written request by Skinny, Manufacturer shall arrange for shipping of Product to such distributor or other purchaser’s location as Skinny may direct, upon Manufacturer’s standard terms and conditions for such service, including but not limited to Skinny’s assumption of all [*****] and [*****] and all risk of loss passing to Skinny and/or the carrier upon [*****]. Also consistent with the business practices of the parties prior to the Effective Date, Skinny will issue purchase orders for Product and will take delivery of such Product [*****], with the price for all Products being due and payable [*****] to Skinny at [*****]. Manufacturer will invoice Skinny upon completion of production, with such invoices being payable on Manufacturer’s standard terms and conditions. Notwithstanding the provisions of the immediately preceding two (2) sentences, Skinny and Manufacturer may mutually agree upon alternative payment terms for Products which are the subject of this Section 7(b). Pricing for the Products shall be as set forth on Schedule E as such schedule may be amended from time to time by the parties in writing.

8.	Books and Records; [*****].

(a) Books and Records. Manufacturer shall maintain its books, accounts and records in accordance with generally accepted accounting principles and business practices.

(b) [*****]. In the event that Skinny reasonably determines that Manufacturer has failed to comply with the provisions of Section 7(a) of this Agreement with regard to royalties payable to Skinny on sales of Products to Wal-Mart, Skinny shall have the right, in addition to any other rights or remedies it may have, to [*****] Manufacturer’s [*****] during [*****] and upon [*****] solely for purposes of determining the extent of such non-payment.

9.	Material Breach. Each of the below listed events shall constitute a “Material Breach” for purposes of this Agreement:

(a) Manufacturer fails to use only those ingredients which are duly authorized by Skinny in writing for preparing the Products.

(b) Manufacturer fails at any time to meet the insurance requirements set forth in this Agreement or to furnish proof of the same upon Skinny’s request;

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(c) Any undisputed amount owed by Manufacturer to Skinny pursuant to this Agreement is not paid within thirty (30) days after such payment is due;

(d) Manufacturer violates the terms of the license grant or any of the territory restrictions set forth in this Agreement or attempts to appropriate, duplicate or use any of the Trademarks in violation of any term of this Agreement;

(e) Manufacturer fails to comply with any of the quality control procedures or requirements set forth in this Agreement;

(f) Manufacturer violates any of the confidentiality or use restrictions set forth in this Agreement;

(g) Manufacturer fails to comply with any applicable ordinances, laws, permits, rules or regulations relating to the Trademarks or to the manufacture, sale, storage, marketing or distribution of the Products or otherwise fails to comply with any provisions set forth Sections 3 or 10 of this Agreement.

10.	Compliance with Laws; Taxes.

(a) Manufacturer agrees to comply at all times with all material and applicable laws, regulations, ordinances, decrees, rules and orders relating to the manufacture, processing, labeling, storage, distribution and sale of Product, including without limitation any rules or regulations promulgated by the U.S. Food and Drug Administration or any other applicable governmental authority.

(b) Manufacturer shall pay all applicable fees, taxes, freight, import, duties, imposts, demurrage, handling, fees, warehousing and taxes (including but not limited to any value added, excise, sales, income and similar taxes) which may arise from the purchase or the transportation, import, storage, manufacturing, processing, production, distribution and sale of the Products by Manufacturer unless the parties otherwise agree in writing.

11. Indemnification; Claims; Insurance.

(a) Skinny reserves the sole and exclusive right to institute, investigate, prosecute, defend or settle any civil, administrative, regulatory or criminal claim, proceeding, lawsuit or action and generally to take or seek any available legal remedy it deems necessary or desirable for the protection of its good reputation and intellectual and industrial property rights (including but not limited to the Trademarks), as well as for the protection of any Product and their respective formulas, provided, however, that if Manufacturer, its parent corporation or any affiliate (i) is named as a party to any of the foregoing claims or actions, (ii) would reasonably be expected to suffer an adverse impact to its reputation and/or goodwill as the result thereof, or (iii) is required to pay any amount in settlement thereof, then Manufacturer’s written consent shall be obtained to the bringing of such claim or action or the settlement thereof. Manufacturer shall not claim any right against Skinny as a result of any such action or for any failure to take such actions except as specifically set forth in Section 11(e) below. At Skinny’s request, Manufacturer shall provide Skinny with all reasonably requested assistance, information and authority required for the prosecution, defense or settlement of any such actions provided Skinny pays any out-of-pocket expenses, including without limitation reasonable attorney’s fees and expenses, incurred by Manufacturer as a result thereof. Manufacturer shall promptly notify Skinny of any actual or threatened litigation, claim, action or proceeding and shall not, without the prior written consent of Skinny institute, negotiate, prosecute or defend any legal or administrative proceedings which may affect the interests of Skinny without Skinny’s prior written consent.

11

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT, EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [* * * *], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

(b) Skinny has the sole and exclusive right to prosecute and defend all suits arising from or relating to the Trademarks.

(c) Manufacturer agrees to consult with Skinny as legally appropriate on all products liability claims or lawsuits brought against Manufacturer in connection with any Product. Except as otherwise expressly provided herein, Manufacturer and Skinny shall individually be responsible for their respective liability, loss, damage, costs, attorneys fees and expenses arising out of or in connection with any such products liability claim or lawsuit brought against them whether individually or jointly, provided, however, that Manufacturer and Skinny expressly reserve all rights of contribution and indemnity afforded by applicable law and equity.

(d) Except to the extent caused by the negligence or willful misconduct of Skinny, Manufacturer hereby agrees to indemnify and hold harmless Skinny, its affiliates and their respective officers, directors, shareholders and employees from and against any claims, losses, liabilities, damages, deficiencies, interest and penalties, costs and expenses, including reasonable attorneys’ fees and expenses, and expenses of investigation and defense (collectively, “Losses”) brought by a third party (other than any affiliate of Skinny) against Skinny and arising out of (i) any alleged or actual unauthorized use of any copyright, trademark, process, idea, method, or device by Manufacturer in connection with the Products other than relating to the Trademarks, (ii) Manufacturer’s failure to comply with any applicable ordinance, law, rule, permit or regulation, (iii) any actual or alleged defects in any Product manufactured, sold, or distributed by the Manufacturer unless related to formula, concentrate, specifications, containers or packaging materials provided to Manufacturer by Skinny or by any third party at the direction of Skinny, (iv) any personal injury or damage to property arising out of or relating to the preparing, packaging, production, distribution or sale of the Product unless related to formula, concentrate, specifications, containers or packaging materials provided to Manufacturer by Skinny or by any third party at the direction of Skinny, and (v) any loss, cost or expenses incurred by Skinny as a result of or incident to any recall and/or reacquisition of any Product to the extent that such a recall and/or reacquisition is determined to be required due to the actions of the Manufacturer as more fully described in Section 5(d) of this Agreement, including without limitation the cost of removal, transportation and/or disposal of such recalled or withdrawn Products. Manufacturer shall promptly notify Skinny of any litigation or proceeding instituted or threatened affecting such matters.

12

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT, EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [* * * *], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

(e) Skinny shall indemnify, defend or settle (at its option) and hold Manufacturer, its affiliates and their respective officers, directors, shareholders and employees harmless against any Losses brought by a third party (other than any affiliate of Manufacturer) against Manufacturer and arising out of (i) assertions that Manufacturer’s use of the Trademarks, labels and/or packaging materials for the Products infringes the patent, copyright, trademark or any other intellectual property right of any third party,, (ii) any claim by any third party arising from and/or relating to the infringement of such third party’s patent, trademark, copyright or other intellectual property right of any kind in or to any Product, (iii) for damages resulting from Skinny’s failure to comply with any applicable ordinance, law, rule, permit or regulation, (iv) for damages resulting from any actual or alleged false advertising or other actual or alleged misleading statement, action or omission made by Skinny, (v) any loss, cost or expenses incurred by Manufacturer as a result of or incident to any recall and/or reacquisition of any Product to the extent that such a recall and/or reacquisition is determined to be required due to actual or alleged defect is related to formula, concentrate, specifications, containers or packaging materials provided to Manufacturer by Skinny or by any third party at the direction of Skinny, including without limitation the cost of removal, transportation and/or disposal of such recalled or withdrawn Products, (vi) for damages resulting from any failure by Skinny or its agents to fully perform, fulfill or comply with any term or provision of this Agreement, including without limitation Skinny’s actions or inactions pursuant to Section 11(a) above, (vii) any actual or alleged defects in any Product manufactured, sold, or distributed by the Manufacturer and any actual or alleged personal injury or damage to property arising out of or relating to any formula, concentrate, ingredient, specifications, containers or packaging materials provided to Manufacturer by Skinny or by any third party at the direction of Skinny, and (viii) any claim by any third party that any [*****] and/or the [*****] whereby [*****] of any third party (any of the foregoing, a “Claim”). Manufacturer shall give prompt written notice to Skinny of any such Claim. Skinny will have the exclusive right to defend any such Claim and make settlements thereof at its own discretion provided that any such settlement shall not admit any wrongdoing by Manufacturer without Manufacturer’s express prior written consent, and Manufacturer may not settle or compromise such Claim except with the prior written consent of Skinny. Manufacturer shall give such assistance and information as Skinny may reasonably require to settle or defend against any such Claim, at Skinny’s sole cost and expense, including reimbursement of attorney’s fees incurred by Manufacturer. The foregoing obligations will not apply to the extent the Claim arises as a result of any use by Manufacturer of the Trademarks other than in compliance with the terms of this Agreement.

(f) Manufacturer agrees to carry and maintain, at its own expense, product liability and other insurance giving Skinny reasonable and appropriate coverage in respect to matters referred in this Section 11 (including but not limited to the indemnity contained herein) in the amount of not less than the local currency equivalent of $[*****]in the aggregate. In addition, upon obtaining such insurance, Manufacturer shall submit to Skinny a certificate of insurance demonstrating compliance with the foregoing insurance requirements. Said insurance shall designate Skinny as an additional insured. In the event that Manufacturer fails to maintain or pay for any such insurance required by this Agreement, Skinny shall notify Manufacturer of such event and give Manufacturer an opportunity to cure such deficiency. If Manufacturer fails to cure such deficiency, then Skinny may (but shall have no obligation to) procure such insurance and pay the premium therefor, in which event Manufacturer shall pay Skinny all sums so paid by Skinny within twenty (20) days following Skinny’s written demand to Manufacturer for such payments.

(g) Skinny agrees to carry and maintain, at its own expense, product liability and other insurance giving Manufacturer reasonable and appropriate coverage in respect to matters referred in this Section 11 (including but not limited to the indemnity contained herein) in the amount of not less than the local currency equivalent of $[*****] in the aggregate. In addition, upon obtaining such insurance, Skinny shall submit to Manufacturer a certificate of insurance demonstrating compliance with the foregoing insurance requirements, and which guarantees that said insurance shall not be suspended, terminated, modified, or cancelled without at least twenty (20) days written notice to Manufacturer. Said insurance shall designate Manufacturer as an additional insured. In the event that Skinny fails to maintain or pay for any such insurance required by this Agreement, Manufacturer may (but shall have no obligation to) procure such insurance and pay the premium therefor, in which event Skinny shall pay Manufacturer all sums so paid by Manufacturer within ten (10) days following Manufacturer’s written demand to Skinny for such payments.

13

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT, EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [* * * *], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

12.	Confidentiality; Non-Disclosure.

(a) For purposes of this Agreement, the term “Confidential Information” shall mean (i) the proprietary information of Skinny or Manufacturer; (ii) all Product formulations including the blending instructions and ingredient lists, ingredient costs and their respective amounts used in formulation of the Products; (iii) all quality control procedures and guidelines; (iv) marketing plans, strategies and expertise used to develop, promote, and market the Products; (v) any business or technical information of Skinny or Manufacturer and their respective affiliates and partners, including but not limited to any information relating to Skinny’s or Manufacturer’s product plans, costs, prices, finances, results of operations, business opportunities, personnel, research, development or know how, whether disclosed by or learned directly from Skinny or Manufacturer; (vi) any other information of Skinny or Manufacturer which by its nature would be reasonably expected to be confidential or proprietary; and (vii) the terms and conditions, including but not limited to pricing, of this Agreement.

(b) Neither Manufacturer nor Skinny shall (i) disclose Confidential Information to any third party or (ii) use Confidential Information of the other party for any purpose other than in connection with the manufacture, packaging, sale, or distribution of the Products under this Agreement without the prior written consent of the party to whom the Confidential Information belongs.

(c) Manufacturer and Skinny each acknowledge that any breach of its obligations under this Agreement by itself or by any of its officers, employees, directors, principals, and shareholders with respect to Confidential Information, even after the termination of this Agreement for any cause whatsoever, will cause the other party irreparable injury for which there are inadequate remedies at law, and, therefore, the non-disclosing party shall be entitled to seek injunctive (preliminary or otherwise) or other equitable relief in addition to all other remedies provided by this Agreement or available at law or in equity, for any such breach or threatened breach, without the necessity of proving actual harm or posting a bond or other security therefor.

(d) These restrictions on the use or disclosure of Confidential Information shall not apply to any Confidential Information:

(i) which is independently developed by Manufacturer or Skinny, as applicable, without benefit of or access to the Confidential Information of the other party; or

14

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT, EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [* * * *], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

(ii) which is lawfully received by Manufacturer or Skinny, as applicable, from another source free of restriction and without breach of this Agreement; or

(iii) after it has become generally available to the public without breach of this agreement by Manufacturer or Skinny; or

(iv) which at the time of disclosure to the receiving party was known to the receiving party free of restriction as evidenced by documentation in the receiving party’s possession; or

(v) which the disclosing party agrees in writing is free of such restrictions.

13.	Notices.

(a) All notices and reports permitted or required to be delivered hereunder shall be in writing and shall be deemed so delivered at the time delivered by hand, one (1) business day after transmission by facsimile transmission, or other electronic transmission (evidenced by a machine generated receipt); two (2) business days after being placed in the hands of a commercial courier for express delivery, return receipt requested; or five (5) days after being sent via registered mail, certified mail, or its equivalent, postage prepaid, return receipt requested.

All notices to Skinny shall be directed to:

Skinny Nutritional Corp.

Michael Salaman

Chairman/CEO

3 Bala Plaza East, Suite 101

Bala Cynwyd, PA 19004

Fax: 610-784-7700

michael@skinnyco.com

All notices to Manufacturer shall be directed to:

Cliffstar LLC

Attn: General Counsel

5519 W. Idlewild Ave.

Tampa, Florida 33634

Fax: 813-881-1923

mpoe@cott.com

14. Assignment. Each of Skinny and Manufacturer acknowledges that its services are unique and personal and, accordingly, agrees that this Agreement and Skinny’s and Manufacturer’s obligations hereunder, as applicable, are not assignable by it without the other party’s prior written consent, which may be granted or withheld in its sole discretion. In the event of an approved assignment, all terms and conditions of this Agreement shall be binding upon the successors and assigns of the parties. Notwithstanding the provisions of the two immediately preceding sentences, this Agreement is expressly binding upon and shall be assumed or otherwise made enforceable by and against any successor to all or substantially all of the business of each of the parties hereto, whether by merger, sale of equity ownership, sale of assets or otherwise

15

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT, EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [* * * *], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

15. Force Majeure. Neither party shall be held liable or responsible to the other party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement (excluding any payment obligation) when such failure or delay is caused by or results from causes beyond the reasonable control of the affected party, including but not limited to fire, floods, embargoes, war, acts of war (whether war is declared or not), insurrections, riots, civil commotions, acts of God or acts, omissions or delays in acting by any governmental authority or the other party (“Force Majeure Event”); provided, however, that the party claiming delay or failure (i) provides the other party with prompt written notice of the Force Majeure Event, (ii) provides with the other party with a detailed description of the non-performance or delay such Force Majeure Event will cause, (iii) uses reasonable efforts to avoid or remove such causes of non-performance and to perform despite such Force Majeure Event, and (iv) promptly continues performance hereunder whenever such Force Majeure Event is removed.

16. Waiver. The delay, default or failure of either party to enforce or to require performance by the other party of any of the provisions of this Agreement or any right, power or remedy hereunder, shall not be construed to be a present or future waiver nor affect the ability of either party to enforce any such provision thereafter. The waiver by either party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement nor shall any single or partial exercise of any such right, power, or remedy preclude other or future exercise thereof. No waiver shall be binding unless made in writing and signed by the duly authorized representative of the waiving party.

17.	Governing Law; Dispute Resolution; Indemnities of the Parties.

(a) Governing Law. This Agreement shall be deemed to have been made in and shall governed by and construed in accordance with the laws of the State of Florida, without regard to its conflict of law principles. If any controversies arise between Manufacturer and Skinny that require judicial determination, each party expressly consents to submitting itself to the jurisdiction of the State of Florida.

(b) Arbitration. All controversies, disputes or claims between Skinny and Manufacturer arising out of or related to this Agreement shall be submitted for binding arbitration by a single arbitrator in accordance with the commercial arbitration rules of the American Arbitration Association, with such arbitration to be held in Tampa, Florida. The arbitrator shall have the right to award or include in his or her award any relief which he or she deems proper in the circumstances, provided that the arbitrator shall not have authority to award exemplary or punitive damages. The award of the arbitrator shall be conclusive and binding upon all parties hereto and judgment upon the award may be entered in any court of competent jurisdiction. The provisions of this Section 17(b) shall continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement.

16

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT, EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [* * * *], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

(c) Indemnity of Manufacturer. Skinny hereby agrees to indemnify, defend and hold harmless Manufacturer and its officers, directors, parents, subsidiaries, shareholders, members, partners, trustees, agents and employees (each, a “Manufacturer Indemnified Party”), from and against any and all claims, demands, losses, liabilities, actions, lawsuits and other proceedings, judgments and awards, and costs and expenses (including without limitation reasonable attorneys’ fees and court costs incurred in connection with the enforcement of this indemnity or otherwise), suffered or incurred by such Manufacturer Indemnified Party if the Manufacturer Indemnified Party prevails in any claim or action against Skinny as the result of (i) any failure by Skinny to comply with its obligations under this Agreement, or (ii) the fraud, negligence or willful misconduct of Skinny in connection with this Agreement.

(d) Indemnity of Skinny. Manufacturer hereby agrees to indemnify, defend and hold harmless Skinny and its officers, directors, parents, subsidiaries, shareholders, members, partners, trustees, agents and employees (each, a “Skinny Indemnified Party”), from and against any and all claims, demands, losses, liabilities, actions, lawsuits and other proceedings, judgments and awards, and costs and expenses (including without limitation reasonable attorneys’ fees and court costs incurred in connection with the enforcement of this indemnity or otherwise), suffered or incurred by such Skinny Indemnified Party if the Skinny Indemnified Party prevails in any claim or action against Manufacturer as the result of (i) any failure by Manufacturer to comply with its obligations under this Agreement, or (ii) the fraud, negligence or willful misconduct of Manufacturer in connection with this Agreement.

18. Severability. If any provision of this Agreement shall be declared invalid or unenforceable by a court of competent jurisdiction or legally recognized judicial authority, such provisions shall be enforced to the maximum extent possible so as to affect the intent of the parties, and the remainder of this Agreement shall continue in full force and effect. Further, the parties shall negotiate in good faith an enforceable substitute provision for any unenforceable provision that most nearly achieves the intent and economic effect of the unenforceable provision.

19. Limitation of Damages. TO THE FULLEST EXTENT PERMITTED BY LAW, NEITHER SKINNY NOR MANUFACTURER SHALL BE LIABLE TO THE OTHER, NOR TO THEIR RESPECTIVE OFFICERS, EMPLOYEES OR REPRESENTATIVES OR TO ANY THIRD PARTY, FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES OF THE OTHER OR THEIR RESPECTIVE OFFICERS, EMPLOYEES, REPRESENTATIVES OR INSURERS OR OF ANY THIRD PARTY, INCLUDING BUT NOT LIMITED TO ANTICIPATED OR LOST PROFITS, LOST BUSINESS, LOSS OF CUSTOMERS, DAMAGE TO GOODWILL OR REPUTATION, INJURY TO PERSONS, BUSINESS INTERRUPTION, OR ANY DEFECT IN A PRODUCT WHETHER THE CLAIM IS BASED ON BREACH OF WARRANTY OR BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE, FAILURE TO WARN, STRICT LIABILITY) CONTRIBUTION, INDEMNITY, SUBROGATION OR OTHER THEORY.

20. Relationship of the Parties. It is expressly agreed between Skinny and Manufacturer that nothing contained in this Agreement, nor any statement, act or omission by either party shall be deemed to create an agency, partnership, joint venture, franchise, employer-employee or master-servant relationship. Neither Manufacturer nor Skinny shall represent that it is an agent of or has authority to bind the other party for any purpose.

17

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT, EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [* * * *], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

21. Counterpart Signatures. This Agreement may be signed in electronically and/or in counterparts with the same effect as if both parties had signed one and the same document.

22. Entire Agreement; Amendment. This Agreement, together with its attached schedules constitutes the entire understanding and agreement between Manufacturer and Skinny with respect to the subject matter of this Agreement and supersedes all prior negotiations, commitments and understandings, verbal or written, including the terms of any invoice issued by Manufacturer or purchase order issued by Skinny. No amendment to this Agreement or any agreement, commitment or understanding with respect to the subject matter of the parties’ relationship hereunder shall be effective unless executed in writing and signed by Skinny and by Manufacturer.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers, effective as of the Effective Date first set forth above.

SKINNY NUTRITIONAL CORP.

By: /s/ Michael Salaman

Name: Michael Salaman

Title: CEO

CLIFFSTAR LLC

By: /s/ Chris A. Cronje

Name: Chris A. Cronje

Title: C.O.O.

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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT, EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [* * * *], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

SCHEDULE A

19

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT, EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [* * * *], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

SCHEDULE B

Territory

United States

Canada

20

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT, EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [* * * *], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

SCHEDULE C

Production Plants

Dunkirk, NY

Joplin, MO

Fontana, CA

21

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT, EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [* * * *], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

SCHEDULE D

[* * * *]

East Coast	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]
Rasp	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]
Acai	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]
Lemon	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]
Goji	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]
Orange	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]
Blue Rasp	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]
Pink Citrus	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]

[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]

[* * * *]

22

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT, EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [* * * *], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

West Coast	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]
Rasp	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]
Acai	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]
Lemon	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]
Goji	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]
Orange	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]
Blue Rasp	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]
Pink Citrus	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]

[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]	[* * * *]

23

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT, EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [* * * *], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

SCHEDULE E

Pricing

[*****] Sales:

[*****] invoice price [*****]: $[*****]

Breakdown:	$[*****]
Less: Cliffstar fee:	$[*****]
Net proceeds to Skinny	$[*****]

[*****] Sales:

Pricing base with [*****] for all products.

Cliffstar, LLC to provide all ingredients currently supplied by [*****], all other ingredients, labels, closures and processing for all existing flavors as per the following base price:

[*****]:	$[*****]

[*****]:	$[*****]

Without limitation or modification of the provisions of the Agreement, Manufacturer and Skinny agree to work cooperatively and reasonably to manage the various costs associated with the manufacturing of the Products, including reasonable and appropriate efforts to contain and/or reduce such costs for the parties’ mutual benefit.

Proved that Manufacturer has knowledge thereof, Manufacturer will provide Skinny with not less than [*****] prior written notice of any anticipated increases in the prices of any Products and, if Manufacturer is not able to provide such notice, Manufacturer will provide such notice of any such price increase as it is commercially practicable to provide.

Volume price rebates based on [*****] for the Products manufactured and delivered by Manufacturer in each of Manufacturer’s fiscal years shall be as follows:

Cases: range	% or Cents/case

[*****]	[*****]

[*****]	[*****]

24

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT, EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [* * * *], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

Skinny shall pay for all Products delivered by Manufacturer during each of Manufacturer’s fiscal years at the [*****]. The above rebates shall be determined as soon as reasonably practicable following the end of each fiscal year of Manufacturer, with Manufacturer to pay to Skinny the amount of the rebates to which Skinny is entitled for the applicable fiscal year, or credit such earned rebate amount against Product purchase prices in the next fiscal year, as the parties shall mutually determine.

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